                                   EXHIBIT 1



                     Director (D) and/or                                           Organization Where
                     Executive Officer                                           Employment is Conducted
                          (EO) of                        Principal         ------------------------------------
                     -------------------                 Occupation                              Principal
Name                    TWDC     DEI     Citizenship    or Employment           Name             Business         Business Address
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

Reveta F. Bowers        D        N/A        USA      Head of School        Center for Early   Education           563 N. Alfred
                                                                           Education                              Street, West
                                                                                                                  Hollywood, CA
                                                                                                                  90048
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John F. Cooke           EO       EO         USA      Executive Vice        The Walt Disney    Creative content,   500 South Buena
                                                     President -           Company            broadcasting and    Vista Street,
                                                     Corporate Affairs                        theme parks and     Burbank, CA
                                                     of TWDC and DEI                          resorts             91521
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Roy E. Disney           D/EO     N/A        USA      Vice Chairman of      The Walt Disney    Creative content,   500 South Buena
                                                     the Board             Company            broadcasting and    Vista Street,
                                                                                              theme parks and     Burbank, CA
                                                                                              resorts             91521
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Michael D. Eisner       D/EO     N/A        USA      Chairman of the       The Walt Disney    Creative content,   500 South Buena
                                                     Board and Chief       Company            broadcasting and    Vista Street,
                                                     Executive Officer                        theme parks and     Burbank, CA
                                                                                              resorts             91521
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Judith Estrin           D        N/A        USA      Senior Vice           Cisco Systems,     Networking for      170 Tasman
                                                     President and Chief   Inc.               the Internet        Drive, San
                                                     Technology Officer                                           Jose, CA
                                                                                                                  95134-6345
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John J. Feenie          EO       N/A     Australia   Executive Vice        The Walt Disney    Creative content,   500 South Buena
                                                     President - China     Company            broadcasting and    Vista Street,
                                                     Affairs                                  theme parks and     Burbank, CA
                                                                                              resorts             91521
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Stanley P. Gold         D        N/A        USA      President and Chief   Shamrock           Diversified         4444 Lakeside
                                                     Executive Officer     Holdings, Inc.     Investment          Drive, Burbank,
                                                                                              Company             CA  91510-7774
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Sanford M. Litvack      D/EO     D/EO       USA      Senior Executive      The Walt Disney    Creative content,   500 South Buena
                                                     Vice President and    Company            broadcasting and    Vista Street,
                                                     Chief of Corporate                       theme parks and     Burbank, CA
                                                     Operations of TWDC                       resorts             91521
                                                     and President of DEI
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Ignacio E. Lozano, Jr.  D        N/A        USA      Chairman              Lozano             Publishing          411 West Fifth
                                                                           Enterprises                            Street, 12/th/
                                                                                                                  Floor, Los
                                                                                                                  Angeles, CA
                                                                                                                  90013
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Louis M. Meisinger      EO       EO         USA      Executive Vice        The Walt Disney    Creative content,   500 South Buena
                                                     President and         Company            broadcasting and    Vista Street,
                                                     General Counsel of                       theme parks and     Burbank, CA
                                                     TWDC and DEI                             resorts             91521
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George J. Mitchell      D        N/A        USA      Special Counsel       Verner, Lipfert,   Legal Services      901 15/th/
                                                                           Bernard,                               Street NW,
                                                                           McPherson and                          #700,
                                                                           Hand                                   Washington, DC
                                                                                                                  20005
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Peter E. Murphy         EO       N/A        USA      Executive Vice        The Walt Disney    Creative content,   500 South Buena
                                                     President and Chief   Company            broadcasting and    Vista Street,
                                                     Strategic Officer                        theme parks and     Burbank, CA
                                                                                              resorts             91521
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Thomas S. Murphy        D        N/A        USA      Retired                    N/A                 N/A           c/o The Walt
                                                                                                                  Disney Company,
                                                                                                                  500 South Buena
                                                                                                                  Vista Street,
                                                                                                                  Burbank, CA
                                                                                                                  91521
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

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Richard A. Nunis        D        N/A        USA        Chairman of Walt      The Walt Disney    Creative content,   500 South Buena
                                                       Disney Attractions    Company            broadcasting and    Vista Street,
                                                                                                theme parks and     Burbank, CA
                                                                                                resorts             91521
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Leo J. O'Donovan, S.J.  D        N/A        USA        President             Georgetown         Education           Washington, DC
                                                                             University                             20057-1789
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Preston Padden          EO       N/A        USA        Executive Vice        The Walt Disney    Creative content,   500 South Buena
                                                       President -           Company            broadcasting and    Vista Street,
                                                       Government                               theme parks and     Burbank, CA
                                                       Relations                                resorts             91521
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Sidney Poitier          D        N/A        USA        Actor/Executive       Verdon-Cedric      Film/TV             9350 Wilshire
                                                                             Productions,       Production          Blvd., #310-311,

                                                                             Ltd.                                   Beverly Hills,
                                                                                                                    CA  90212
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Marsha L. Reed          N/A      D          USA        Corporate             The Walt Disney    Creative content,   500 South Buena
                                                       Secretary             Company            broadcasting and    Vista Street,
                                                                                                theme parks and     Burbank, CA
                                                                                                resorts             91521
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Irwin E. Russell        D        N/A        USA        Attorney              Private            Legal Services      9401 Wilshire
                                                                             Practice                               Blvd., #760,
                                                                                                                    Beverly Hills,
                                                                                                                    CA  90212-2933
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Thomas O. Staggs        EO       N/A        USA        Executive Vice        The Walt Disney    Creative content,   500 South Buena
                                                       President and Chief   Company            broadcasting and    Vista Street,
                                                       Financial Officer                        theme parks and     Burbank, CA
                                                                                                resorts             91521
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Robert A.M. Stern       D        N/A        USA        Senior Partner        Robert A.M.        Architecture        460 West 34/th/
                                                                             Stern Architects                       Street, New
                                                                                                                    York, NY  10001
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David K. Thompson       N/A      D          USA        Senior Vice           The Walt Disney    Creative content,   500 South Buena
                                                       President -           Company            broadcasting and    Vista Street,
                                                       Assistant General                        theme parks and     Burbank, CA
                                                       Counsel & Assistant                      resorts             91521
                                                       Secretary
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Andrea Van de Kamp      D        N/A        USA        Senior Vice           Sotheby's          Auction House       9665 Wilshire
                                                       President, Chairman                                          Blvd., #101,
                                                       West Coast                                                   Beverly Hills,
                                                       Operations                                                   CA  90212
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E. Cardon Walker        D        N/A        USA        Retired                   N/A                 N/A            c/o The Walt
                                                                                                                    Disney Company,
                                                                                                                    500 South Buena
                                                                                                                    Vista Street,
                                                                                                                    Burbank, CA
                                                                                                                    91521
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Raymond L. Watson       D        N/A        USA        Vice Chairman of      The Irvine         Land Development    550 Newport
                                                       the Board             Company                                Center Drive,
                                                                                                                    Newport Beach,
                                                                                                                    CA  92658
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Gary L. Wilson          D        N/A        USA        Chairman of the       Northwest          Airline             5101 Northwest
                                                       Board                 Airlines           Transportation      Drive, St. Paul,

                                                                             Corporation                            MN  55111-3034
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